UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) Of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction

of Incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M

Eden Prairie, Minnesota 55344-3848

(Address of Principal Executive Offices) (Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 16, 2012, MakeMusic, Inc. (the “Company”) issued a press release regarding receipt of a proposal from LaunchEquity Partners, LLC (“LaunchEquity”) to acquire the Company’s operating assets, excluding cash, and assume the Company’s related liabilities, free and clear of all liens and encumbrances.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference as if fully set forth herein.

A copy of the proposal received by the Company from LaunchEquity is attached hereto as Exhibit 99.2 and is incorporated by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

99.1	Press Release dated July 16, 2012.

99.2	Proposal from LaunchEquity Partners, LLC, dated July 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2012

MAKEMUSIC, INC.

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

MakeMusic, Inc.

Form 8-K Current Report

Exhibit Number	Description

99.1	Press Release dated July 16, 2012.

99.2	Proposal from LaunchEquity Partners, LLC, dated July 15, 2012.